                                                                   EXHIBIT 10.14


                  NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE
                HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
                       AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED,
                         TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED
                 PURSUANT TO THE PROVISIONS OF THAT ACT OR AN OPINION OF COUNSEL
                  TO THE COMPANY IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.


                                 WARRANT NO. M-7

                          FOR THE PURCHASE OF SHARES OF
                                  COMMON STOCK

                                       OF

                            MITCHAM INDUSTRIES, INC.

1. TERM OF WARRANT. THIS CERTIFIES THAT, for value received, Bear Ridge Capital, L.L.C., and its successors and assigns (individually, the "Holder" and collectively, the "Holders"), as registered owner of this Warrant (the "Warrant") is entitled, at any time during the period beginning on July 18, 2002 and expiring at 5:00 p.m., Houston, Texas time, on July 18, 2007 (the "Expiration Date"), but not thereafter (unless otherwise expressly provided herein), to subscribe for, purchase and receive, in whole or in part, up to 20,000 duly authorized, validly issued, fully paid and nonassessable shares of common stock, par value $0.01 per share (the "Common Stock") of Mitcham Industries, Inc. (the "Company"). If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period this Warrant is outstanding, the Company agrees not to take any action that would terminate this Warrant.

2. EXERCISE OF WARRANT.

         2.1 EXERCISE PRICE AND EXERCISE FORM. This Warrant may initially be exercised at a price of $5.00 per share of Common Stock; provided, however, that on the occurrence of any of the events specified in Section 7 hereof, the rights granted by this Warrant, including the exercise price per share of Common Stock and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context. In order to exercise this Warrant, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Warrant and, except as otherwise provided in Section 2.3, with payment of the Exercise Price in cash for the shares of Common Stock being purchased. As promptly as practicable on or after such date (and in any event within 10 days thereafter), the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise.

If the subscription rights represented hereby are not exercised at or before 5:00 p.m., Houston, Texas time, on the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

         2.2 LEGEND. Each certificate for securities purchased under this Warrant shall bear a legend as follows unless such securities have been registered under the Securities Act of 1933, as amended (the "Act"):

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"). The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act."

         2.3 CONVERSION RIGHT. In lieu of the payment of the Exercise Price, the Holder(s) shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into shares of Common Stock (the "Conversion Right") as provided for in this Section. Upon exercise of the Conversion Right, the Company shall deliver to the Holder(s) (without a cash payment by the Holder(s) of any of the Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the "Value" (as defined below) of the portion of the Warrant being converted at the time the Conversion Right is exercised by (y) the Market Price (as defined in Section 7.2.5) immediately prior to the exercise of the Conversion Right. The "Value" of the portion of the Warrant being converted shall mean the difference between (a) the Exercise Price multiplied by the number of shares of Common Stock being converted; and (b) the Market Price multiplied by the number of shares of Common Stock being converted.

3. RESTRICTIONS ON TRANSFER.

         3.1 GENERAL RESTRICTIONS. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall immediately transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the numbers of shares of Common Stock purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

         3.2 RESTRICTIONS IMPOSED BY THE ACT. On the date hereof, the shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Stock") are not registered under the Act. The Warrant Stock shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder(s) that the securities may be sold pursuant to an exemption from registration under the Act, the availability of which is established to the reasonable satisfaction of the Company; or (ii) a registration statement relating to such securities has been filed by the Company and declared effective by the Securities and Exchange Commission.

4. NEW WARRANTS TO BE ISSUED.

         4.1 PARTIAL EXERCISE OR TRANSFER. Subject to the restrictions in
Section 3 hereof, this Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any transfer tax, the Company shall cause to be delivered to the Holder(s) without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder(s) to purchase the number of shares of Common Stock purchasable hereunder as to which this Warrant has been exercised or assigned.

         4.2 LOST CERTIFICATE. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver to the Holder(s) a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute an additional contractual obligation on the part of the Company.

         4.3 DIVISIBILITY OF WARRANT. This Warrant may be divided into warrants representing one share of Warrant Stock or multiples thereof, upon surrender at the principal office of the Company without charge to any Holder. Upon any such division, and, if permitted by Section 3 and in accordance with the provisions thereof, such Warrants may be transferred of record to a name other than that of the Holder(s) of record; provided, however, that the Holder shall be required to pay any and all transfer taxes with respect thereto.

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holder(s) hereof as follows:

         5.1 CORPORATE AND OTHER ACTION. The Company has all requisite corporate power and authority and has taken all necessary corporate action to authorize, execute, issue, deliver and perform pursuant to the terms of this Warrant, to authorize and reserve for issuance and, upon payment from time to time of the Exercise Price, to issue, sell and deliver the Warrant Stock issuable on the exercise of this Warrant and to perform all of its obligations under this Warrant. The Warrant Stock, when issued in accordance with this Warrant, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights. This Warrant has been duly executed and delivered by the Company and is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, issuance, delivery, performance or sale.

         5.2 NO VIOLATION. The execution and delivery of this Warrant, the consummation of the transactions herein contemplated and the compliance with the terms and provisions hereof and thereof, will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Articles of Incorporation or Bylaws of the Company, or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is or may be bound.

6. REGISTRATION RIGHTS.

         6.1 PIGGYBACK REGISTRATION RIGHTS. If before the Expiration Date, the Company proposes to file any other registration statement under the Act with respect to the offering of Common Stock (other than a registration relating solely to employee benefit plans, in connection with a corporate reorganization or other transaction on Form S-4, or a registration on any registration form that does not permit sales by the Holder(s)), the Company shall in each case give written notice of such proposed filing to the Holder(s) of the Warrant Stock, at least 30 days before the earlier of the anticipated or the actual effective date of the registration statement and at least 10 days before the initial filing of such registration statement. Such notice shall offer to such parties the opportunity to include in such registration statement such number of shares of Warrant Stock as they may request. Holder(s) desiring inclusion of Warrant Stock in such registration statement shall so inform the Company by written notice, given within 10 days of the giving of such notice by the Company and in accordance with the provisions of Section 10.1 hereof. The Company shall permit, or shall cause the managing underwriter of a proposed offering to permit, the holders of Warrant Stock requested to be included in the registration to include such securities in the proposed offering on the same terms and conditions as applicable to any similar securities of the Company, if any, included therein for the account of any person other than the Company and the Holder(s) of Warrants and/or Warrant Stock. The Company shall continuously maintain in effect any registration statement with respect to which the Warrant Stock has been requested to be included (and so included) for a period of not less than (i) 180 days after the effectiveness of such registration statement; or (ii) the consummation of the distribution by the holders of the Warrant Stock ("Piggyback Termination Date"); provided, however, that if, at the Piggyback Termination Date, the Warrant Stock is covered by a registration statement which is, or is required to remain, in effect beyond the Piggyback Termination Date, the Company shall maintain in effect the registration statement as it relates to the Warrant Stock for so long as such registration statement remains or is required to remain in effect for any of such other securities. All expenses of such registration shall be borne by the Company, except that underwriting discounts, selling commissions and expenses attributable to the Warrant Stock and fees and disbursements of counsel (if any) to the Holder(s) requesting that the Warrant Stock be offered will be borne by such Holder(s).

         6.2 OTHER MATTERS. In connection with the registration of Warrant Stock in accordance with Sections 6.1 above, the Company agrees to:

                  (a) Use its best efforts to register or qualify the Warrant Stock for offer or sale under state securities or Blue Sky laws of such jurisdictions in which the Holder(s) of such Warrants and/or Warrant Stock shall reasonably designate; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified, or to take any action which would subject it to general service of process or taxation in any jurisdiction where it is not then so subject;

                  (b) Enter into indemnity and contribution agreements, each in customary form, with each underwriter, if any, and each holder of Warrant Stock included in such registration statement; and, if requested, enter into an underwriting agreement containing customary representations, warranties, covenants, allocation of expenses, and customary closing conditions including, but not limited to, opinions of counsel and accountants' cold comfort letters with any underwriter who participates in the offering of Warrant Stock; and

                  (c) Pay all expenses in connection with the registration of the Warrants and/or Warrant Stock under the Act and in compliance with the provisions of Section 6.2(a) above.

In connection with the registration of Warrant Stock in accordance with Section
6.1 above, the Holder(s) of Warrant Stock agree to enter into an underwriting agreement containing customary representations, warranties, covenants, allocation of expenses (not otherwise inconsistent with this Warrant), and customary closing conditions, with any underwriter who participates in the offering of Warrant Stock.

         6.3 INDEMNIFICATION. The Company shall indemnify the Holder(s) of the Warrant Stock to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holder(s) within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement, but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the managing underwriter of the offering, if any, pursuant to the Underwriting Agreement. The Holder(s) of the Warrant Stock to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holder(s), or their successors or assigns, in writing, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in the Underwriting Agreement pursuant to which the underwriter has agreed to indemnify the Company.

         6.4 RIGHT TO INFORMATION. The Company will provide to the Holder(s), on a timely basis, copies of all documents and reports filed with the Securities and Exchange Commission (the "Commission") and publicly available annual and quarterly financial statements.

         6.5 RULE 144. With a view to making available to the Holder(s) the benefits of certain rules of the Commission that may permit the sale of shares of Warrant Stock to the public without registration, the Company hereby covenants and agrees to use its reasonable best efforts to file in a timely manner all reports and other documents required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder necessary to permit sales under Rule 144 under the Act, and the Company will take such further action which does not have material cost to the Company to the extent required from time to time to enable the Holder(s) of Warrant Stock to sell shares of Warrant Stock (whether or not any such securities have been the subject of a piggyback request pursuant to the agreement set forth in Section 6.1 hereof) without registration under the Act within the limitation of the exemptions provided by (a) Rule 144 under the Act, as amended from time to time; or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the written request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

7. ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SHARES OF COMMON STOCK
PURCHASABLE.

         7.1 COMPUTATION OF ADJUSTED EXERCISE PRICE; ISSUANCE OR SALE OF ADDITIONAL COMMON STOCK. Except as hereinafter provided, subject to Section 7.3, if the Company at any time after the date hereof, issues or sells any shares of Common Stock, including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than either the Exercise Price or the Market Price (as defined in Section 7.2.5) in effect immediately prior to the issuance or sale of such shares, or without consideration, then immediately upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price determined by dividing (x) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the lesser of the Exercise Price or Market Price in effect immediately before such issuance or sale, plus (2) the consideration received by the Company upon such issue or sale by (y) the aggregate number of shares of Common Stock outstanding immediately after such issue or sale.

         7.2 GENERAL RULES FOR COMPUTATION OF ADJUSTMENTS. For the purposes of any reduction to be made in accordance with Section 7.1, the following provisions shall apply:

                  7.2.1 CASH CONSIDERATION. In case of the issuance or sale of shares of Common Stock for a consideration part or all of which is cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if either of such securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price), before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

                  7.2.2 OTHER THAN CASH CONSIDERATION. In case of the issuance or sale (other than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which is other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

                  7.2.3 SHARE DIVIDENDS. Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                  7.2.4 RECLASSIFICATION. The reclassification of securities of the Company other than shares of Common Stock into securities, including shares of Common Stock, shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in Section 7.2.2.

                  7.2.5 MARKET PRICE. As used herein, the term "Market Price" at any date shall be deemed to be the average of the last reported sale prices for the last 10 trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the average closing bid price for the last 10 trading days as furnished by the NASD as quoted on the Nasdaq National Market or SmallCap Market, the OTC Bulletin Board or similar organization, or, if the Common Stock is not quoted on the Nasdaq National Market or SmallCap Market or the OTC Bulletin Board, as determined in good faith by resolution of the Board of Directors of the Company based on the best information available to it.

         7.3 ISSUANCE OF OPTIONS, RIGHTS, WARRANTS AND CONVERTIBLE AND EXCHANGEABLE SECURITIES. If the Company at any time after the date hereof, issues options, rights or warrants to subscribe for shares of Common Stock, or issues any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than either the Exercise Price or the Market Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 7.1 hereof, and the general rules of Section 7.2 shall likewise apply as if Common Stock issuable under such options, rights or warrants or securities convertible into or exchangeable for shares of Common Stock were issued and outstanding.

         7.4 SUBDIVISION AND COMBINATION. If the Company at any time subdivides or combines the outstanding shares of Common Stock, the Exercise Price shall immediately be proportionately decreased in the case of subdivision or increased in the case of combination.

         7.5 ADJUSTMENT IN NUMBER OF SHARES OF COMMON STOCK PURCHASABLE. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 7, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be adjusted to the nearest full number by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment, and dividing the product so obtained by the adjusted Exercise Price.

         7.6 DEFINITION OF COMMON STOCK. For the purpose of this Warrant, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Articles of Incorporation of the Company, as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassification of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If the Company after the date hereof issues securities with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder(s), at their option, may receive upon exercise of this Warrant either shares of Common Stock or a like number of such securities with greater or superior voting rights.

         7.7 MERGER OR CONSOLIDATION. If there is any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental Warrant providing that the holder of this Warrant shall have the right thereafter (until the stated expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately before such consolidation, merger, sale or transfer. Such supplemental Warrant shall provide for adjustments which shall be identical to the adjustments provided in this Section
7. The above provision of this Section shall similarly apply to successive consolidations or mergers.

         7.8 NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made if the amount of said adjustment would be less than one cent ($.01) per share of Common Stock; provided, however, that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least one cent ($.01) per share of Common Stock.

         7.9 DIVIDENDS AND OTHER DISTRIBUTIONS. If the Company at any time prior to the exercise of all or any portion of this Warrant, declares a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distributes to its shareholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holder(s) of the unexercised Warrant shall thereafter be entitled to receive upon the exercise of such Warrant, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrant had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 7.9.

         7.10 ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

         7.11 NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder(s) of this Warrant against impairment.

         7.12 COMPANY TO PREVENT DILUTION. In case at any time or from time to time conditions arise by reason of action taken by the Company, which in the opinion of its Board of Directors, are not adequately covered by the provisions of this Section 7, and which might materially and adversely affect the exercise rights of the Holder(s), the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized standing, which may be the firm regularly retained by the Company, which shall give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Section 7, necessary with respect to the Exercise Price, so as to preserve, without dilution, the exercise rights of the Holder(s). Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein.

8. RESERVATION AND LISTING. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any shareholder.

9. CERTAIN NOTICE REQUIREMENTS.

         9.1 HOLDER'S RIGHT TO RECEIVE NOTICE. Nothing herein shall be construed as conferring upon the Holder the right to vote or consent or to receive notice as a shareholder for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of this Warrant and its exercise, any of the events described in Section 9.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least 15 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

         9.2 EVENTS REQUIRING NOTICE. The Company shall be required to give the notice described in this Section 9 upon the occurrence of one or more of the following events:

                  (a) if the Company takes a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company;

                  (b) if the Company offers to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                  (c) if the Company proposes to dissolve, liquidate or wind up its affairs (other than in connection with a consolidation or merger) or to sell of all or substantially all of its property, assets and business.

         9.3 NOTICE OF CHANGE IN EXERCISE PRICE AND NUMBER OF SHARES OF COMMON STOCK PURCHASABLE. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 7 hereof and the related change in the number of shares of Common Stock purchasable hereunder under Section 7.5, send notice to the Holder(s) of such event and changes ("Price Notice"). The Price Notice shall describe the event causing the changes and the method of calculating same and shall be certified as being true and accurate by the Company's Chief Financial Officer.

10. MISCELLANEOUS.

         10.1 NOTICES. All notices, requests, consents and other communications under this Warrant shall be in writing and shall be deemed to have been duly made when hand delivered, or mailed by first class mail (postage prepaid), express mail service, overnight courier or fax (with hard copy being sent by first class mail or overnight courier): (i) if to the registered Holder(s) of this Warrant, to the address of such Holder(s) as shown on the books of the Company; or (ii) if to the Company, to following address or to such other address as the Company may designate by notice to the Holder(s). Such notice shall be deemed received 24 hours after it is sent.

                                Mitcham Industries, Inc.
                                44000 Highway 75 South
                                Huntsville, Texas 77342
                                Attention: Billy F. Mitcham, Jr.

The address of any party may be changed by notice given in the manner provided in this Section 10.1.

         10.2 AMENDMENTS. The Company and the Holder(s) may from time to time supplement or amend this Warrant but such supplement or amendment shall not be effective unless evidenced by an agreement in writing executed by the Company and the Holder(s).

         10.3 HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

         10.4 ENTIRE AGREEMENT. This Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         10.5 BINDING EFFECT. This Warrant shall inure solely to the benefit of and shall be binding upon the Holder(s) and the Company and their respective permitted assignees, successors and legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

         10.6 GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Texas without giving effect to choice of law or conflicts of laws principles. In the event of any dispute involving this Warrant or the Warrant Stock, venue shall lie in Houston, Harris County, Texas.

         10.7 WAIVER, ETC. The failure of the Company or the Holder(s) to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or the Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

         10.8 EXECUTION IN COUNTERPARTS. This Warrant may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by the parties hereto and delivered to the other parties hereto.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer effective the 18th day of July, 2001.

                                        MITCHAM INDUSTRIES, INC.



                                        By:
                                           -------------------------------------
                                           P. Blake Dupuis
                                           Executive Vice President - Finance

Form to be used to exercise Warrant:


Mitcham Industries, Inc.
44000 Highway 75 South
Huntsville, Texas 77342


Date: ________________, 200__

         The undersigned elects irrevocably to exercise this Warrant and to purchase __________ shares of Common Stock of Mitcham Industries, Inc. and hereby makes payment of $_______________ (at the rate of $________________ per share of Common Stock) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Warrant is exercised in accordance with the instructions given below.

                                       or

         The undersigned hereby elects irrevocably to convert __________ shares of the Common Stock purchasable under the within Warrant into ____________ shares of Common Stock of ______________________, Inc. (based on a "Market Price" of $______________). Please issue the Common Stock in accordance with the instructions given below.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Name Printed


                                        ----------------------------------------
                                        Signature Guaranteed


                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES


         Name
              ------------------------------------------------------------------
                                (Please Print in Block Letters)

         Address
                 ---------------------------------------------------------------

         NOTICE: THE SIGNATURE TO THIS FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN WARRANT IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, OTHER THAN A SAVINGS BANK, OR BY A TRUST COMPANY OR BY A FIRM HAVING MEMBERSHIP ON A REGISTERED NATIONAL SECURITIES EXCHANGE.

Form to be used to assign Warrant:


                                   ASSIGNMENT


                  (To be executed by the registered Holder to effect a transfer of the within Warrant):


         FOR VALUE RECEIVED, ___________________________________________________
does hereby sell, assign and transfer unto _____________________________________
the right to purchase _________________________________ shares of Common Stock of Mitcham Industries, Inc. (the "Company") evidenced by the within Warrant and does hereby authorize the Company to transfer such right on the books of the Company.


Dated:                          , 200
       -------------------------     -



                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Name Printed


                                        ----------------------------------------
                                        Signature Guaranteed


         NOTICE: THE SIGNATURE TO THIS FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN WARRANT IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, OTHER THAN A SAVINGS BANK, OR BY A TRUST COMPANY OR BY A FIRM HAVING MEMBERSHIP ON A REGISTERED NATIONAL SECURITIES EXCHANGE.